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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Daugherty Resources, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, William S. Daugherty, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2003


                                                     /s/ William S. Daugherty
                                                     ------------------------
                                                     William S. Daugherty
                                                     Chief Executive Officer